Exhibit 10.1







                                 March 18, 2005





Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.

Gentlemen:

We have read Item 4.01 of Form 8-K (dated March 16, 2005), of Petramerica Oil, Inc. and are in agreement with the statements contained in Section 1, Paragraphs i, ii and iii therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                          Sincerely,



                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                          --------------------------------------
                                          Ehrhardt Keefe Steiner & Hottman PC


Copy to Petramerica Oil, Inc.